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                         SECURITIES EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20552

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): April 10, 2000

                              AUGMENT SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                        0-22341                  04-3089539
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(State or other jurisdiction           (Commission              (IRS Employer
     or  incorporation)                File Number)          Identification no.)


                                  P.O. Box 222
                             West Newbury, MA 01985
                                 (781) 270-9678
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               (Address, including zip code, and telephone number
                         of principal executive offices)



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         (Former name or former address, if changed since last report)

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ITEM 4-CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On April 10, 2000, the Company's Board of Directors of Augment Systems, Inc.'s (the "Company"), dismissed its independent accountants BDO Seidman, LLP ("BDO Seidman") and appointed the accounting firm of Bloom & Company ("Bloom & Company"), as the Company's new outside auditors, subject to shareholder ratification of such appointment at the Company's next annual or, if called prior thereto, special shareholders' meeting. Due to the reduction in the Company's manufacturing and distribution activities, as well as the Company's expected future operations, the Board had determined that it did not need outside auditors with the resources and breadth of operations of BDO Seidman and, based on a review of several accounting firms, selected Bloom & Company which has public company and auditing experience.

         BDO Seidman had included a "going concern" paragraph in its auditor's reports on the financial statements for the Company's two fiscal years ended December 31, 1998 and December 31, 1997, which also indicated that the Company had suspended operations and liquidated its assets. As a result of this uncertainty, BDO Seidman was not able to express and did not express an opinion on the 1998 and 1997 Financial Statements. During the two most recent fiscal years and any subsequent interim period preceding BDO Seidman's dismissal, there were no disagreements between the Company and the former auditors on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of the former auditors, would have caused BDO Seidman to make a reference to the subject matter of the disagreement in connection with its auditors' reports in such financial statements.

         Prior to engaging Bloom & Company, the Company consulted with several of its clients as to its qualifications, experiences and ability to audit the Company's financial statements. The Company and Bloom & Company did not have the substantive discussions regarding the application of accounting principles to a specified transaction, either complete or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements and there are no reports nor written or oral advice provided by the new accountants' experience, provided in deciding to retain Bloom & Company. Further, as noted, there was no matter that was the subject of a disagreement as described in Item 304(a)(1)(iv) of Regulation S-K, promulgated by the Securities and Exchange Commission.

         Prior to BDO Seidman's termination, BDO Seidman did not express a difference of opinion regarding any events listed in Item 304(a)(2)(v)(A) through (D) of Regulation S-K. Bloom & Company is expected to audit the Company's financial statements as of and for the period ended December 31, 1999. The Company has provided a copy of this Form 8-K to both BDO Seidman and Bloom & Company requesting in the case of BDO Seidman that BDO Seidman furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the registrant in response to Item 304(a) of Regulation S-K herein. A copy of BDO Seidman's letter, which does not object to the Company's responses herein, is attached as Exhibit .001. The Company requested that Bloom & Company review this filing and indicated the Company would file any letter with the SEC submitted by Bloom & Company that contained any new information, any clarification of the Company's expression of its views herein, or the respects in which Bloom & Company does not agree with the statements made by the Company herein in response to Item 304(a) of regulation of S-K. Bloom & Company has advised the Company that it has reviewed this filing and has no basis on which to submit a letter addressed to the SEC in response to Item 304 of Regulation S-K.

         Bloom & Company has advised the Company that it will require additional time to complete its audit of the Company. Accordingly, the Company will not timely file its Form 10-KSB for the year ended December 31, 1999. Bloom & Company has advised that it should be able to complete its audit within the next two weeks.

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ITEM 5-OTHER INFORMATION

         The Company has entered into a Stock Purchase Agreement, dated as of March, 2000 (a copy of which is annexed hereto as Exhibit .002 and incorporated herein by reference), pursuant to which the Company will sell to Right2web.com, Inc., a start-up business-to-business internet venture, such number of shares of the Series A Convertible Preferred Stock of the Company which, assuming conversion thereof at the closing (assuming all conditions of closing are met or waived), shall represent ninety two percent (92%) of all issued and outstanding common stock, par value $.01 (the "Common Stock") in the Company, computed on a fully diluted basis, assuming the exercise of presently outstanding warrants, options and convertible notes of the Company. Current Stockholders of the Company would receive three percent (3%) of the Company and the Convertible Noteholders (see below) would receive five percent (5%) of the Company. This transaction should close within the next sixty days.

  On April 7, 2000, the Company requested that the holders of $1,500,000 of secured convertible debt (the "Convertible Noteholders") obtained in September 1998, to convert their loans into an aggregate of five percent (5%) of the equity of the Company after completion of the Right2web transaction (a copy of Amendment No. 1 to Loan Agreement, dated as of April 7, 2000, is annexed hereto as Exhibit .003 and incorporated herein by reference). The approval of such Convertible Noteholders is essential for the consummation of the Right2web transaction and the future of the Company.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Newbury, State of Massachusetts, on April 14, 2000.

By: /s/ Duane Mayo
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Duane Mayo, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.      Document Description
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4.1              Stock Purchase  Agreement  between  Right2web.com,  Inc and the
                 Company, dated as of March, 2000.

4.2              Amendment No. 1 to Loan Agreement, dated as of April 7, 2000.

16               Letter from BDO Seidman, LLP, dated April 11, 2000.